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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated January 9, 1998 and March 12, 1998 included in this Annual Report on Form 10-K of CCA Prison Realty Trust, into the Company's previously filed Registration Statement File Numbers 333-31743 and 333-31711.



                                                      ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 27, 1998